UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

FLEXSHOPPER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida		33431
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc.

June 9, 2021

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, we held our annual meeting of stockholders. The following matters were submitted to our stockholders for consideration (all of which were set forth in our definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2021):

Proposal 1:  To elect five nominees to the Board of Directors to serve for one year.

Proposal 2:  To approve, on a non-binding advisory basis, the compensation paid to our executive officers.

Proposal 3.  To approve amendments to our 2018 Omnibus Equity Compensation Plan increasing the total number of shares reserved for issuance thereunder and the number of shares available for issuance as incentive stock options.

Proposal 4:  To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for 2021.

As of April 26, 2021, the record date for the annual meeting, there were outstanding 21,380,278 shares of common stock entitled to 21,380,278 votes at the annual meeting, 170,332 shares of Series 1 Preferred Stock entitled to 225,231 votes at the annual meeting, and 21,952 shares of Series 2 Preferred Stock entitled to 5,845,695 votes at the annual meeting. At the annual meeting, holders of 16,754,188 shares of voting stock were present in person or represented by proxy. The full voting results were as follows:

1.       Election of directors. Our stockholders elected the five nominees listed in our definitive proxy statement to serve on our board of directors for a one-year term of office expiring at the 2022 Annual Meeting of Stockholders. The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes

Howard S. Dvorkin	11,842,496	110,989	4,800,703

James D. Allen	11,876,343	77,142	4,800,703

Sean Hinze	11,895,287	58,198	4,800,703

Thomas O. Katz	11,816,588	136,897	4,800,703

T. Scott King	11,895,369	58,116	4,800,703

 2. Approval, on a non-binding basis, of the compensation paid to our named executive officers. Our stockholders voted for the approval of our compensation paid to our executive officers in 2020. The results of voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

11,785,085	149,088	19,312	4,800,703

3. Approval of amendments to the FlexShopper, Inc. 2018 Omnibus Equity Compensation Plan. Our stockholders approved amendments to our 2018 Omnibus Equity Compensation Plan increasing the total number of shares reserved for issuance thereunder and the number of shares available as incentive stock options. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

10,519,387	1,395,368	38,730	4,800,703

4. Ratification of appointment of independent registered public accounting firm. Our stockholders ratified the appointment of EisnerAmper LLP as our independent registered public accountants for the year ending December 31, 2020. The results of the voting were as follows:

Votes For	Votes Against	Votes Abstained

16,680,559	5,336	68,293

4.       Ratification of Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Dated: June 14, 2021	By:	/s/ H. Russell Heiser Jr.
		Name:	H. Russell Heiser Jr.
		Title:	Chief Financial Officer

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